SCHEDULE 14A
Information Required in Proxy Statement
Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Check the appropriate box:
/X/ Preliminary Information Statement
/  /  Definitive Information Statement

PHINDER TECHNOLOGIES, INC.
(Name of Company As Specified In Charter)

Not Applicable
(Name of Person(s) Filing the Information Statement if other than Company)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:

Common Stock, par value $0.0001 per share

2) Aggregate number of securities to which transaction applies:

71,574,130

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4) Proposed maximum aggregate value of transaction:

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

PHINDER TECHNOLOGIES, INC.

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON __________, 2007

The Annual and Special Meeting of Shareholders (the "Annual Meeting") of PHINDER TECHNOLOGIES, INC., a Florida corporation (the "Company"), will be held at , local time, on _______, 2007 at ___, for the following purposes:

(1)	To elect the Company's Board of Directors to hold office until the next Company's Annual and Special Meeting of Shareholders or until his successor is duly elected and qualified; and

(2)	To ratify the appointment of Mintz & Partners, LLP, as the Company's independent certified public accountant; and

(3)	To ratify the Company’s 2007 Stock Option Plan; and

(4)	To approve the Board to review and amend the Company’s By-laws; and

(5)	To approve the name change of the Company; and

(6)	To transact such other business as may properly come before the Annual and Special Meeting and any adjournment thereof.

The Board of Directors has fixed the close of business on __________, 2007, as the record date for determining those Shareholders entitled to notice of, and to vote at, the Annual and Special Meeting and any adjournment thereof.

By Order of the Board of Directors,

/s/ John van Arem

__________, 2007

JOHN VAN AREM
PRESIDENT

THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL AND SPECIAL MEETING IN PERSON. THE RETURN OF THE ENCLOSED PROXY CARD WILL NOT AFFECT YOUR RIGHT TO REVOKE YOUR PROXY OR TO VOTE IN PERSON IF YOU DO ATTEND THE ANNUAL AND SPECIAL MEETING.

PHINDER TECHNOLOGIES, INC.
181 University Avenue, Suite 210
Toronto, ON M5H 3M7

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of PHINDER TECHNOLOGIES, INC., a Florida corporation (the "Company"), of proxies from the holders of the Company's common stock, par value $.0001 per share (the "Common Stock"), for use at the Annual and Special Meeting of Shareholders of the Company to be held at p.m., local time, __________, 2007 at and at any adjournment thereof (the "Annual and Special Meeting"), pursuant to the enclosed Notice of Annual and Special Meeting of Shareholders.

The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to Shareholders is _________, 2007. Shareholders should review the information provided herein in conjunction with the Company's amended 2006 Annual Report, which was filed with the Securities and Exchange Commission on June 13th, 2006 and the Company quarterly filings on Form 6-K. The Company's principal executive offices are located at 181 University Avenue, Suite 210, Toronto, ON M5H 3M7, 1-416-815-1771.

INFORMATION CONCERNING PROXY

The enclosed proxy is solicited on behalf of the Company's Board of Directors. Shareholders who hold their shares through an intermediary must provide instructions on voting as requested by their bank or broker. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual and Special Meeting or by filing with the Company's Secretary at the Company's executive office a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual and Special Meeting.

The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual and Special Meeting of Shareholders and the enclosed proxy will be borne by the Company. In addition to the use of the mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

OTHER MATTERS; DISCRETIONARY VOTING

Our Board of Directors does not know of any matters, other than as described in the notice of Meeting attached to this Proxy Statement, that are to come before the Meeting.

If the requested proxy is given to vote at the Meeting, the persons named in such proxy will have authority to vote in accordance with their best judgment on any other matter that is properly presented at the Meeting for action, including without limitation, any proposal to adjourn the Meeting or otherwise concerning the conduct of the Meeting.

RIGHT TO REVOKE PROXIES

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by:

•	filing with the President of the Company, before the polls are closed with respect to the vote, a written notice of revocation bearing a later date than the proxy;
•	duly executing a subsequent proxy relating to the same shares of common stock and delivering it to the President of the Company; or
•	attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy).

Any written notice revoking a proxy should be sent to: John van Arem, PHINDER TECHNOLOGIES, INC., 181 University Avenue, Suite 210, Toronto, ON M5H 3M7.

PURPOSE OF THE MEETING

At the Annual Meeting, the Company's Shareholders will consider and vote upon the following matters:

1.	To elect the Company's Board of Directors to hold office until the next Company's Annual and Special Meeting of Shareholders or until his successor is duly elected and qualified; and

2.	To ratify the appointment of Mintz & Partners LLP, as the Company's independent certified public accountant; and

3.	To ratify the Company’s 2007 Stock Option Plan; and

4.	To approve the Board to review and amend the Company’s By-laws; and

5.	To approve the name change of the Company; and

6.	To transact such other business as may properly come before the Annual and Special Meeting and any adjournment thereof.

Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) FOR the election of the nominees for director(s) named below; (b) FOR the proposal to ratify the appointment of Mintz & Partners, LLP, as the Company's independent certified public accountant; (c) FOR the ratification of the Company’s 2007 Stock Option Plan; and (d) FOR the ratification of the Company’s By-Laws; and (e) FOR approval of the name change of the Company. In the event a shareholder specifies a different choice by means of the enclosed proxy, such shareholder's shares will be voted in accordance with the specification so made.

MARKET FOR COMMON EQUITY AND OTHER STOCKHOLDER MATTERS

The Company trades on the OTC Bulletin Board under the symbol "PHDT." Inclusion on the OTC Bulletin Board permits price quotation for our shares to be published by such service.

OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

The Board of Directors has set the close of business on _________, 2007 as the record date (the "Record Date") for determining Shareholders of the Company entitled to receive notice of and to vote at the Annual and Special Meeting. As of the date herein there are 71,574,130 shares of Common Stock, $.0001 par value (the "Common Stock") issued and outstanding, all of which are entitled to be voted at the Annual and Special Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to Shareholders for approval at the Annual and Special Meeting.

The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding on the Record Date will constitute a quorum for purposes of the Annual and Special Meeting. If less than a majority of the outstanding shares of Common Stock are represented at the Annual and Special Meeting, a majority of the shares so represented may adjourn the Annual and Special Meeting from time to time without further notice. A plurality of the votes cast by holders of the Common Stock will be required for the election of directors. The ratification of the appointment of Mintz & Partners LLP as the Company's independent certified public accountant, the ratification of the Company’s Stock Option Plan, the approval of the name change of the Company will be approved if the number of shares of Common Stock voted in favor of ratification exceeds the number of shares voted against it. Abstentions and broker non-votes will be counted as shares present at the Annual and Special Meeting for purposes of determining a quorum. With respect to the outcome of any matter brought before the Annual and Special Meeting (i) abstentions will be considered as shares present and entitled to vote at the Annual Meeting, but will not be counted as votes cast for or against any given matter and (ii) broker non-votes will not be considered shares present and entitled to vote. Because directors will be elected by a plurality of the votes cast at the Annual and Special Meeting and the other matters to be acted upon at the Annual and Special Meeting will be approved if the number of votes cast in favor of the matter exceeds the number of votes cast against it, abstentions and broker non-votes will have no effect on the outcome of the proposals to be voted upon at the Annual Meeting.

Prior to the Annual and Special Meeting, the Company will select one or more inspectors of election for the Annual and Special Meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the Annual Meeting, the existence of a quorum, and the validity and effect of proxies, and shall receive, count, and tabulate ballots and votes, and determine the results thereof.

A list of Shareholders entitled to vote at the Annual and Special Meeting will be available for examination by any shareholder at the Company's principal executive office in Canada for a period of 10 days prior to the Annual and Special Meeting, and at the Annual and Special Meeting itself.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of  , 2006 by: (i) each person known to the Company to own beneficially more than five percent of the Common Stock; (ii) each director of the Company and nominee for election as a director; (iii) each current executive officer named in the Summary Compensation Table; and (iv) all executive officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person, we have included shares for which the named person has sole or shared power over voting or investment decisions. The number of shares beneficially owned includes common stock that the named person has the right to acquire, through conversion or option exercise or otherwise, within 60 days after _____ , 2006. Beneficial ownership calculations for 5% Shareholders are based on our knowledge and publicly-filed Schedule 13Ds or 13Gs. Unless otherwise indicated, the address of each beneficial owner listed below is c/o Corporate Secretary, PHINDER TECHNOLOGIES, INC., 181 University Avenue, .Suite 210 Toronto, ON M5H 3M7. Percentage of beneficial ownership is based on 71,574,130 shares of common stock outstanding as of March 1, 2007.

Name of Shareholder	Shares, Beneficially Owned	Percent of Class
John van Arem	8,669,217	12.1%
Kevin Donahue	2,000,000	2.8%
Wayne Doss	400,000	*
Michael Tinari	4,000,000	5.6%
All Directors & Executive Officers as a group (3 Persons)	11,069,217	15.5%
* Less than 1%

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Related Party Transactions Within the Past Two Years. The following are certain transactions during the last two years to which we were a party, in which certain persons had a direct or indirect material interest.

In January of 2005, the Company entered into a consulting arrangement with Michael Tinari to assist with the implementation, operation and expansion of our internet services product. This arrangement was formalized in December 2005 by the signing of a consulting agreement. In fiscal 2005, Mr. Tinari received cash compensation of $8,500 US ($10,282 Cdn). In fiscal 2006, Mr. Tinari received cash compensation of $168,414 US ($201,251 Cdn), 4,000,000 common shares valued at $400,000 US ($66,360 Cdn) and 2,000,000 stock options (subject to attaining various goals. The agreement is for a three year term, ending in December 2008.

In December of 2005 the Company entered into a consulting agreement with Monteque Limited for the marketing of our internet services product. The Company issued 3,000,000 common shares valued at $150,000 US ($172,365 Cdn) in return for these services. The consulting agreement is for a three year term, ending in December 2008.

BOARD OF DIRECTORS AND OFFICERS

The current Board of Directors consists of John van Arem, Wayne Doss and Kevin Donahue. Their biographies are in Proposal One herein. John van Arem is our President and Chief Executive Officer.

COMMITTEES OF THE BOARD OF DIRECTORS

Audit Committee

       The Board of Directors has an Audit Committee which consists of Messrs. John van Arem and Wayne Doss. Mr. Van Arem has more than 10 years of operating and industry experience and Mr. Doss has over 20 years of financial and operational experience.

EXECUTIVE COMPENSATION

The following table sets forth for the fiscal year ended March 31, 2006 the compensation awarded to, paid to, or earned by, our Chief Executive Officer. No compensation in fiscal 2006 was awarded to, paid to or earned by the other directors.

In 2006, John van Arem received $144,000 US in salary $12,600 US for car allowance & parking and received 2,500,000 stock options (exercising of options subject to meeting certain targets).

Executive Officer	Year	Salary ($)	Other Annual Compensation ($)	Securities’ Under Options Granted (#)	Restricted Shares or Restricted Share Units ($)	LTIP Payouts ($)	All Other Compensation ($)
John A. van Arem President & CEO	2006	144,000	12,600 (1)	2,500,000 (2)-- -- --	-- -- --	-- -- --	-- -- --

John A. van Arem President & CEO	2005	144,000	12,600 (1)	0	-- -- --	-- -- --	-- -- --

(1) Represents a monthly car allowance of $850 and a monthly parking allowance of $200 USD
(2)  Represents stock options granted subject to meeting certain targets

John van Arem was appointed CEO of Phinder Technologies Inc. as of May 1999.

Employment Agreements, Termination of Employment and Change-in-Control Arrangement

We have an employment agreement with our President, John van Arem. The agreement provides for an annual base salary of $144,000 USD, plus a car allowance of $850 USD per month and a monthly parking allowance of $200 USD. Any performance bonus and stock option grants are based upon reaching certain goals. There are no changes of control arrangements, either by means of a compensatory plan, agreement, or otherwise, involving our current or former executive officers.

Compensation of Directors

Directors are not paid for meetings attended in person or for telephonic meetings.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and persons who own more than 10% of a registered class of our equity securities to file certain reports with the SEC regarding ownership of, and transactions in, our securities. Such officers, directors and 10% shareholders are also required by the SEC to furnish us with all Section 16(a) forms that they file.

Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and more than 10% Shareholders were complied with during the fiscal year ended March 31, 2006.

AUDIT AND CERTAIN OTHER FEES PAID TO ACCOUNTANTS

  Mintz & Partners, LLP has audited the Company's financial statements annually since 2001.   Fees related to services performed by Mintz & Partners, LLP in 2006 and 2005 were as follows:
	2006	2005
Audit Fees (1)	$55,505	$50,850
Audit-Related Fees
Tax Fees (2)	28,467	0

All Other Fees (3)	$13,776	$0

Total	$97,748	$50,850

(1)	Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements.

(2)	Tax fees principally included tax advice, tax planning and tax return preparation.

(3)	Other fees related to aid and review of SEC and OSC questions and comments.

The Board of Directors has reviewed and discussed with the Company's management and auditors the audited consolidated financial statements of the Company contained in the Company's Annual Report on Form 20-F for the Company's 2006 fiscal year. The Board has also discussed with the auditors the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements.

 The Board has received and reviewed the written disclosures and the letter from  Mintz & Partners, LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with its auditors its independence from the Company. The Board has considered whether the provision of services other than audit services is compatible with maintaining auditor independence.

 Based on the review and discussions referred to above, the Board approved the inclusion of the audited consolidated financial statements be included in the Company's Annual Report on Form 20-F for its 2006 fiscal year for filing with the SEC.

 The Board pre-approved all fees described in the table above.

The financial statements for the fiscal year ended March 31, 2006 and will be submitted at the Annual and Special Meeting. Receipt at such meeting of the auditors’ report and the Corporation’s financial statements for its last completed fiscal period will not constitute approval or disapproval of any matters referred to therein.

The undersigned hereby certifies that the contents herein, and the sending hereof, have been approved by the Board of Directors of the Corporation for mailing to the shareholders, directors and auditors of the Corporation.

Non-registered shareholders that wish to be placed on the Corporation’s supplemental mailing list for interim reports are also requested to complete, sign and return the enclosed request form to the Heritage Trust Company.

                                BY ORDER OF THE BOARD OF DIRECTORS

March ___, 2007

(Signed) John A. van Arem,

President and Chief Executive Officer

PROPOSAL 1 - ELECTION OF DIRECTORS

At the Annual and Special Meeting, three directors are to be elected to hold office until the next Annual and Special Meeting and until their successor has been elected and qualified. There are three nominees for director. Each nominee is currently a member of the Board of Directors. The person named in the enclosed proxy card has advised that, unless otherwise directed on the proxy card, they intend to vote FOR the election of the nominees. Should any nominee become unable or unwilling to accept nomination or election for any reason, persons named in the enclosed proxy card may vote for a substitute nominee designated by the Board of Directors. The Company has no reason to believe the nominees named will be unable or unwilling to serve if elected.

Nominees

NAME	POSITION

John van Arem	President & CEO

Wayne Doss	Director

Kevin Donahue	Director

John van Arem-President and Chief Executive Officer since May 1999. Mr. van Arem is responsible for overall management of the corporation. With 10 years of experience in the technology industry, he is knowledgeable about all aspects of Phinder`s business and has developed relationships in the technology sector that facilitate the business while maintaining day-to-day business relationships with service providers, customers, investors, and media. Mr. van Arem studied at the Nautical College, Amsterdam, in the Netherlands.

Wayne Doss-Director since 2001. Mr. Doss has over 20 years of financial and operational experience. For 10 years Mr. Doss served in the capacity of President, CEO and Chief Financial Officer of Keller industries, a diversified building products company with four divisions and 4,000 employees. Mr. Doss was instrumental in the turn around and subsequent sale of Keller Industries in 1998. As the President of the Ladder Division for the purchaser USI, Mr. Doss integrated the division into one of USI's operating units in 1999. Since leaving the corporate environment, Mr. Doss has provided consulting services to various companies and assisted development stage companies with their growth plans and objectives.

Kevin Donahue-Director since August 2006. Mr. Donahue has over 15 years of experience in global telecommunications and business development. For the past 7 years, he served as President and CEO of ConvergenceNow.  Prior to that, he served for 6 years as the President of Global Business Development for the World Wide Group, a major Affinity Group.  Prior to that, he worked as an independent telecommunication consultant with such companies as Sprint, AT&T, MCI, Qwest, Telecom Italia and various others.

BOARD OF DIRECTORS

Directors are elected at the Company's Annual Meeting of Shareholders and serve for one year until the next annual Shareholders' meeting or until their successors are elected and qualified. Officers are elected by the Board of Directors and their terms of office are at the discretion of the Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES AS DIRECTORS TO SERVE UNTIL THE COMPANY'S NEXT ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors appointed Mintz & Partners, LLP as the Company's independent certified public accountants.  Mintz & Partners, LLP has audited the Company's financial statements annually since 2001. The affirmative vote of a majority of the votes cast is necessary to appoint Mintz & Partners, LLP.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF MINTZ & PARTNERS, LLP AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

PROPOSAL 3 - RATIFICATION OF THE COMPANY’S 2007 STOCK OPTION PLAN

2007 STOCK OPTION PLAN

 This summary is qualified in its entirety by the terms of the Stock Option Plan, a copy of which is attached hereto as Exhibit A.  The Stock Option Plan provides for the granting of (i) options to purchase Common Stock that qualify as “incentive stock options” (“Incentive Stock Options” or “ISOs”) within the meaning of Section 422 of the Internal Revenue Code (the “Code”), (ii) options to purchase Common Stock that do not qualify as Incentive Stock Options (“Nonqualified Options” or “NQSOs”) and (iii) restricted stock.  The total number of shares of Common Stock with respect to which awards may be granted under the Stock Option Plan shall be 25% (twenty five per-cent) of the total number of Common Shares then outstanding (on a non-diluted basis) immediately prior to the proposed grant of the applicable options.

The Stock Option Plan is administered by a committee currently consisting of the two members of the Board of Directors (the "Committee"). The Committee is generally empowered to interpret the Stock Option Plan; to prescribe rules and regulations relating thereto; to determine the terms of the option agreements; to amend the option agreements with the consent of the optionee; to determine the key employees and directors to whom options are to be granted; and to determine the number of shares subject to each option and the exercise price thereof. The per share exercise price of options granted under the Stock Option Plan will be not less than 100% (110% for ISOs if the optionee owns more than 10% of the common stock) of the fair market value per share of common stock on the date the options are granted. The Stock Option also provides for the issuance of stock appreciation rights at the discretion of the Committee and provides for the issuance of restricted stock awards at the discretion of the Committee.

Options will be exercisable for a term that will not be greater than ten years from the date of grant. In the event of the termination of the relationship between the option holder and the Company for cause (as defined in the Stock Option Plan), all options granted to that option holder terminate immediately. Options may be exercised during the option holder's lifetime only by the option holder or his or her guardian or legal representative.

Options granted pursuant to the Stock Option Plan which are ISOs are intended to enjoy the attendant tax benefits provided under Sections 421 and 422 of the Internal Revenue Code of 1986, as amended. Accordingly, the Stock Option Plan provides that the aggregate fair market value (determined at the time an ISO is granted) of the common stock subject to ISOs exercisable for the first time by an option holder during any calendar year (under all plans of the Company) may not exceed $100,000. The Board of Directors of the Company may modify, suspend or terminate the Stock Option Plan; provided, however, that certain material modifications affecting the Stock Option Plan must be approved by the stockholders, and any change in the Stock Option Plan that may adversely affect an option holder's rights under an option previously granted under the Stock Option Plan requires the consent of the option holder.

The Committee may grant shares of Common Stock on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, as the Committee shall determine in its sole discretion (“Restricted Stock”), which terms, conditions and restrictions shall be set forth in the instrument evidencing the Restricted Stock award.  The Committee may provide that the forfeiture restrictions shall lapse on the passage of time, the attainment of one or more performance targets established by the Committee or the occurrence of such other event or events determined to be appropriate by the Committee.  The grantee of a Restricted Stock award shall have the right to receive dividends with respect to the shares of Common Stock subject to a Restricted Stock award, to vote the shares of Common Stock subject thereto and to enjoy all other stockholder rights with respect to the shares of Common Stock subject thereto, except that, unless provided otherwise, (i) the grantee shall not be entitled to delivery of the Common Stock certificate until the applicable forfeiture restrictions have expired, (ii) the Company or an escrow agent shall retain custody of the shares of Common Stock until the forfeiture restrictions have expired, (iii) the grantee may not transfer the Common Stock until the forfeiture restrictions have expired and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock agreement shall cause a forfeiture of the Restricted Stock award.

          The Committee may grant Stock Appreciation Rights (SARs). A stock appreciation right generally permits a Participant who receives it to receive, upon exercise, shares of Common Stock equal in value to the excess of (a) the fair market value, on the date of exercise, of the shares of Common Stock with respect to which the SAR is being exercised, over (b) the exercise price of the SAR for such shares. The 2007 Stock Option Plan provides for the grant of SARs, either in tandem with options or on a freestanding basis. With respect to a tandem SAR, the exercise of the option (or the SAR) will result in the cancellation of the related SAR (or option) to the extent of the number of shares in respect of which such option or SAR has been exercised.

     The Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.  However, the Committee may not waive the repurchase or forfeiture period with respect to a Restricted Stock award that has been granted if such award has been designed to meet the exception for performance-based compensation under Section 162(m) of the Code.

The Stock Option Plan may be amended, terminated or suspended by the Board at any time.  The 2007 Stock Option Plan will terminate not later than the ten-year anniversary of its effective date.  However, awards granted before the termination of the 2007 Stock Option Plan may extend beyond that date in accordance with their terms.

The Board of Directors of the Company believes that the Stock Option Plan reserves sufficient additional shares to provide for additional grants to employees in the near future in order to attract and retain such key personnel.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE COMPANY’S 2007 STOCK OPTION PLAN.

PROPOSAL 4 - TO APPROVE THE BOARD TO REVIEW AND AMEND THE COMPANY’S BY-LAWS

Phinder Technologies received notification from the State of Florida that the application for the move of domicile from Ontario, Canada to Florida, USA was accepted and effective January 19, 2007. As a result of this move, it is necessary that the Company’s Canadian By-Laws be reviewed and amended where necessary to correspond to a standard set of U.S By-Laws.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE BOARD TO REVIEW AND AMEND THE COMPANY’S BY-LAWS.

PROPOSAL 5 - TO APPROVE THE NAME CHANGE OF THE COMPANY

The board feels it is necessary that the Corporation change its name due to the shift in the direction of the company into the telecommunications business. The Company is in the business of wholesaling international voice traffic within the carrier to carrier network. It is proposed that the name of the Corporation be changed to Zupintra Corporation, Inc.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NAME CHANGE OF THE COMPANY.

DISSENTER’S RIGHTS

THIS INFORMATION STATEMENT CONSTITUTES NOTICE OF DISSENTER’S RIGHTS TO THE HOLDERS OF THE PHINDER TECHNOLOGIES, INC.. IN ORDER TO EXERCISE YOUR RIGHTS TO DISSENT AND APPRAISAL, YOU MUST FOLLOW EACH AND EVERY INSTRUCTION HEREIN

Each holder of the Company’s Common Stock who dissents to the amendments to the Articles of Incorporation and who satisfies certain other conditions is entitled to payment of the fair value of his or her shares, as set forth in Sections 607.1301, 607.1302 and 607.1320 of the Florida Act (the “Dissenters’ Rights Statutes”). A copy of the Dissenters’ Rights Statutes, together with certain 1997 amendments to such statutes are set forth in Appendix A hereto and are incorporated by reference herein.

The following is a summary of the Dissenters’ Rights Statutes which sets forth the procedures for dissenting from the amendments to the Articles of Incorporation, demanding payment of fair value and for the determination of fair value. This summary is qualified in its entirety by reference to the full text of the Dissenters’ Rights Statutes. THIS SUMMARY AND THE DISSENTERS’ RIGHTS STATUTES SHOULD BE REVIEWED CAREFULLY BY ANY SHAREHOLDER WHO DESIRES TO EXERCISE HIS OR HER STATUTORY RIGHTS AS A DISSENTER OR WHO DESIRES TO PRESERVE HIS OR HER RIGHT TO DO SO, SINCE FAILURE TO COMPLY WITH THE PROCEDURES SET FORTH IN THE DISSENTERS’ RIGHTS STATUTES WILL RESULT IN THE LOSS OF DISSENTERS’ RIGHTS.

Holders of the Company’s Common Stock who desire to exercise their rights as dissenters must satisfy all of the following conditions. Not later than 10 days after the approval of the amendments to the Articles of Incorporation, the Company must deliver written notice of such approval to all shareholders, excepting any who consented in writing to the amendments to the Articles of Incorporation. Within 20 days after the date on which the Company delivers such written notice, any shareholder who elects to dissent must file with the Company a notice of such election, stating his or her name and address, the number of shares as to which he dissents, and a demand for payment of the fair value of his or her shares (a “Dissent Election”). Any shareholder filing a Dissent Election must deposit his or her stock certificates with the Company simultaneously with filing the Dissent Election. Any shareholder failing to timely file such Dissent Election will be bound by the terms of the amendments to the Articles of Incorporation. A Dissent Election may be withdrawn at any time before an offer is made by the Company to pay for the dissenting shares, as described below.

Within 10 days after the expiration of the period in which shareholders may file their Dissent Election, the Company is required to make a written offer to each dissenting shareholder who has timely filed a Dissent Election to pay the fair value of the dissenting shares. Such offer must be accompanied by certain financial information regarding the Company. Under the Dissenters’ Rights Statues, “fair value” means the value of the shares as of the close of business on the day prior to the approval of the amendments to the Articles of Incorporation, excluding any appreciation or depreciation in anticipation of the amendments to the Articles of Incorporation unless exclusion would be inequitable. If the Company’s offer is accepted within 30 days after it is made, the Company will pay for such dissenting shares within 90 days after the offer is made or the Effective Date, whichever is later. Upon such payment, the dissenting shareholder will have no interest in such shares.

If the Company fails to make a written offer within the required time period or if such offer is not accepted within 30 days after it is made, the Company must file an action in a court of competent jurisdiction in Miami Dade County, Florida requesting that the fair value of the dissenting shares be determined, upon receipt of a written demand from any dissenting shareholder given within 60 days of the Effective Date, and may file such action at its election during such 60 day period. If the Company fails to file such action, any dissenting shareholder may do so in the name of the Company.

A shareholder may assert dissenters’ rights as to fewer than all of the shares of the Company’s Common Stock registered in his or her name.

THE COMPANY WILL NOT FURNISH ANY NOTICE TO SHAREHOLDERS OF THE DATES BY WHICH SHAREHOLDERS MUST MAKE WRITTEN DEMAND, FURNISH STOCK CERTIFICATES OR TAKE ANY OTHER ACTION NECESSARY TO MAINTAIN THEIR RIGHTS AS DISSENTERS.

CAUTIONARY STATEMENTS CONCERNING FORWARD-LOOKING INFORMATION

This Proxy Statement contains forward-looking statements. Certain matters discussed herein are forward-looking statements within the meaning of the Private Litigation Reform Act of 1995. Certain, but not necessarily all, of such statements can be identified by the use of forward-looking terminology, such as "believes," "expects," "may," "will," "should," "estimates" or "anticipates" or the negative thereof or comparable terminology. All forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual transactions, results, performance or achievements of the company to be materially different from any future transactions, results, performance or achievements expressed or implied by such forward-looking statements. These may include, but are not limited to: matters described in this Proxy Statement and the ability to operate our business after the closing in a manner that will enhance shareholder value. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions and business opportunities, we can give no assurance that our expectations will be attained or that any deviations will not be material. We undertake no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.

ADDITIONAL INFORMATION

If you have any questions about the actions described above, you may contact counsel for the company, Joseph I. Emas, 1224 Washington Avenue, Miami Beach, Florida 33139 (305) 531-1174.

We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). Copies of these reports, proxy statements and other information can be obtained at the SEC's public reference facilities at 100 F Street, Room 1580, Washington, D.C. 20549. Additionally, these filings may be viewed at the SEC's website at http://www.sec.gov.

We filed our annual report for the fiscal year ended March 31, 2006 on Form 20-F with the SEC, a copy of which is being provided with this proxy statement. A copy of past annual reports on Form 20-F (except for certain exhibits thereto), may be obtained, upon written request by any shareholder to Joseph I. Emas, 1224 Washington Avenue, Miami Beach, Florida 33139 (305) 531-1174. Copies of all exhibits to the annual reports on Form 6-K are available upon a similar request.

INFORMATION INCORPORATED BY REFERENCE

The following documents are incorporated herein by reference and to be a part hereof from the date of filing of such documents:

Annual Report on Form 20-F for the fiscal year ended March 31, 2006 a copy of which is being provided with this proxy statement.

Quarterly Report on Form 6-K for the quarter ended December 31, 2006.

All documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the effective date of the action taken described herein, including the Annual Report on Form 20-F for the fiscal year ended March 31, 2006.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

This Information Statement incorporates, by reference, certain documents that are not presented herein or delivered herewith. Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any shareholder, to whom this Information Statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS
OF
PHINDER TECHNOLOGIES, INC.

PROXY -- ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS - __________, 2007

The undersigned, revoking all previous proxies, hereby appoint(s) John van Arem as Proxy, with full power of substitution, to represent and to vote all Common Stock of PHINDER TECHNOLOGIES, INC. owned by the undersigned at the Annual and Special Meeting of Shareholders to be held in___________________, on ______________, including any original or subsequent adjournment thereof, with respect to the proposals set forth in the Notice of Annual and Special Meeting and Proxy Statement. No business other than matters described below is expected to come before the meeting, but should any other matter requiring a vote of shareholders arise, the person named herein will vote thereon in accordance with his best judgment. All powers may be exercised by said Proxy. Receipt of the Notice of Annual and Special Meeting and Proxy Statement is hereby acknowledged.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING.

1. ELECTION OF DIRECTORS. Nominee:  John van Arem
                   Wayne Doss
                    Kevin Donahue

        [ ] FOR ALL NOMINEE LISTED (Except as specified
here:______________)

        OR

        [ ] WITHHOLDING AUTHORITY to vote for the nominee listed above

2.  Proposal to Ratify the Appointment of Mintz & Partners, LLP as the Independent Auditor.

[ ] FOR     [ ] AGAINST     [ ] ABSTAIN

3. Proposal to Ratify the 2007 Stock Option Plan.

[ ] FOR     [ ] AGAINST     [ ] ABSTAIN

4. Proposal to Approve the Board to amend and adopt By-Laws.

[ ] FOR     [ ] AGAINST     [ ] ABSTAIN

5.  Proposal to approve the name change of the Company.
[ ] FOR     [ ] AGAINST     [ ] ABSTAIN

The shares represented by this proxy will be voted as directed. IF NO SPECIFIC DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEE NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2 AND PROPOSAL 3 AND PROPOSAL 4 AND PROPOSAL 5.

                Dated ____________________________, 2007

-----------------------------         ----------------------------------
(Print Name)                 (Signature)

Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your full title as such. If executed by a corporation or partnership, the proxy should be signed in the corporate or partnership name by a duly authorized officer or other duly authorized person, indicating such officer's or other person's title.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

EXHIBIT A

______________________________________

PHINDER TECHNOLOGIES, INC.
2007 STOCK OPTION PLAN
______________________________________

1.  Purpose. The purpose of this Plan is to advance the interests of Phinder Technologies Inc., a Florida corporation (the “Company”), by providing an additional incentive to attract, retain and motivate highly qualified and competent persons who are key to the Company, including key employees, consultants, independent contractors, Officers and Directors, and upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent, by authorizing the grant of options to purchase Common Stock of the Company and other related benefits to persons who are eligible to participate hereunder, thereby encouraging stock ownership in the Company by such persons, all upon and subject to the terms and conditions of this Plan.

2.  Definitions. As used herein, the following terms shall have the meanings indicated:
(a)  “Board” shall mean the Board of Directors of the Company.

(b)  “Cause” shall mean any of the following:

(i)  a determination by the Company that there has been a willful, reckless or grossly negligent failure by the Optionee to perform his or her duties as an employee of the Company;

(ii)  a determination by the Company that there has been a willful breach by the Optionee of any of the material terms or provisions of any employment agreement between such Optionee and the Company;

(iii)  any conduct by the Optionee that either results in his or her conviction of a felony under the laws of the United States of America or any state thereof, or of an equivalent crime under the laws of any other jurisdiction;

(iv)  a determination by the Company that the Optionee has committed an act or acts involving fraud, embezzlement, misappropriation, theft, breach of fiduciary duty or material dishonesty against the Company, its properties or personnel;

(v)  any act by the Optionee that the Company determines to be in willful or wanton disregard of the Company’s best interests, or which results, or is intended to result, directly or indirectly, in improper gain or personal enrichment of the Optionee at the expense of the Company;

(vi)  a determination by the Company that there has been a willful, reckless or grossly negligent failure by the Optionee to comply with any rules, regulations, policies or procedures of the Company, or that the Optionee has engaged in any act, behavior or conduct demonstrating a deliberate and material violation or disregard of standards of behavior that the Company has a right to expect of its employees; or

(vii)  if the Optionee, while employed by the Company and for two years thereafter, violates a confidentiality and/or noncompete agreement with the Company, or fails to safeguard, divulges, communicates, uses to the detriment of the Company or for the benefit of any person or persons, or misuses in any way, any Confidential Information; provided, however, that, if the Optionee has entered into a written employment agreement with the Company which remains effective and which expressly provides for a termination of such Optionee’s employment for “cause,” the term “Cause” as used herein shall have the meaning as set forth in the Optionee’s employment agreement in lieu of the definition of “Cause” set forth in this Section 2(b).

(c)  “Change of Control” shall mean the acquisition by any person or group (as that term is defined in the Exchange Act, and the rules promulgated pursuant to that act) in a single transaction or a series of transactions of thirty percent (30%) or more in voting power of the outstanding stock of the Company and a change of the composition of the Board of Directors so that, within two years after the acquisition took place, a majority of the members of the Board of Directors of the Company, or of any corporation with which the Company may be consolidated or merged, are persons who were not directors or officers of the Company or one of its Subsidiaries immediately prior to the acquisition, or to the first of a series of transactions which resulted in the acquisition of thirty percent (30%) or more in voting power of the outstanding stock of the Company.

(d)  “Code” shall mean the Internal Revenue Code of 1986, as amended.

(e)  “Committee” shall mean the stock option committee appointed by the Board or, if not appointed, the Board.

(f)  “Common Stock” shall mean the Company’s Common Stock, par value $.0001 per share.

(g)  “Director” shall mean a member of the Board.

(h)  “Employee” shall mean any person, including officers, directors, consultants and independent contractors employed by the Company or any parent or Subsidiary of the Company within the meaning of Section 3401(c) of the regulators promulgated thereunder.

(i)  “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(j)  “Fair Market Value” of a Share on any date of reference shall be the Closing Price of a share of Common Stock on the business day immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For this purpose, the “Closing Price” of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of the Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on The Nasdaq Stock Market (“Nasdaq”), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system, or (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five of the 10 preceding days. If the information set forth in clauses (i) through (iii) above is unavailable or inapplicable to the Company (e.g., if the Company’s Common Stock is not then publicly traded or quoted), then the “Fair Market Value” of a Share shall be the fair market value (i.e., the price at which a willing seller would sell a Share to a willing buyer when neither is acting under compulsion and when both have reasonable knowledge of all relevant facts) of a share of the Common Stock on the business day immediately preceding such date as the Committee in its sole and absolute discretion shall determine in a fair and uniform manner.

(k)  “Incentive Stock Option” shall mean an incentive stock option as defined in Section 422 of the Code.

(l)  “Non-Statutory Stock Option” or “Nonqualified Stock Option” shall mean an Option which is not an Incentive Stock Option.

(m)  “Officer” shall mean the Company’s chairman, president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of Subsidiaries shall be deemed Officers of the Company if they perform such policy-making functions for the Company. As used in this paragraph, the phrase “policy-making function” does not include policy-making functions that are not significant. Unless specified otherwise in a resolution by the Board, an “executive officer” pursuant to Item 401(b) of Regulation S-K (17 C.F.R. § 229.401(b)) shall be only such person designated as an “Officer” pursuant to the foregoing provisions of this paragraph.

(n)  “Option” (when capitalized) shall mean any stock option granted under this Plan.

(o)  “Optionee” shall mean a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

(p)  “Plan” shall mean this 2006 Stock Option Plan of the Company, which Plan shall be effective upon approval by the Board, subject to approval, within 12 months of the date thereof by holders of a majority of the Company’s issued and outstanding Common Stock of the Company.

(q)  “Share” or “Shares” shall mean a share or shares, as the case may be, of the Common Stock, as adjusted in accordance with Section 10 of this Plan.

(r)  “Subsidiary” shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3.  Shares and Options. Subject to adjustment in accordance with Section 10 hereof, the Company may issue up to25% (twenty five per-cent) of the total number of Shares then outstanding (on a non-diluted basis) immediately prior to the proposed grant of the applicable Option from Shares held in the Company’s treasury or from authorized and unissued Shares through the exercise of Options issued pursuant to the provisions of this Plan. If any Option granted under this Plan shall terminate, expire, or be canceled, forfeited or surrendered as to any Shares, the Shares relating to such lapsed Option shall be available for issuance pursuant to new Options subsequently granted under this Plan. Upon the grant of any Option hereunder, the authorized and unissued Shares to which such Option relates shall be reserved for issuance to permit exercise under this Plan. Subject to the provisions of Section 14 hereof, an Option granted hereunder shall be either an Incentive Stock Option or a Non-Statutory Stock Option as determined by the Committee at the time of grant of such Option and shall clearly state whether it is an Incentive Stock Option or Non-Statutory Stock Option. All Incentive Stock Options shall be granted within 10 years from the effective date of this Plan.

4.  Limitations. Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Code Sec-tion 422(b) are exercisable for the first time by any individual during any calendar year (under all stock option or similar plans of the Company and any Subsidiary), exceeds $100,000.

5.  Conditions for Grant of Options.

(a)  Each Option shall be evidenced by an option agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be those persons selected by the Committee from the class of all regular Employees of the Company or its Subsidiaries, including Employee Directors and Officers who are regular or former regular employees of the Company, Directors who are not regular employees of the Company, as well as consultants to the Company. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

(b)  In granting Options, the Committee shall take into consideration the contribution the person has made, or is expected to make, to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from Officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee may from time to time in granting Options under this Plan prescribe such terms and conditions concerning such Options as it deems appropriate, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein; provided further, however, that to the extent not cancelled pursuant to Section 9(b) hereof, upon a Change in Control, any Options that have not yet vested, may, in the sole discretion of the Committee, vest upon such Change in Control.

(c)  The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries. Neither this Plan nor any Option granted under this Plan shall confer upon any person any right to employment or continuance of employment (or related salary and benefits) by the Company or its Subsidiaries.

6.  Exercise Price. The exercise price per Share of any Option shall be any price determined by the Committee but in no event shall the exercise price per Share of any Option be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted and, in the case of an Incentive Stock Option granted to a 10% stockholder, the per Share exercise price will not be less than 110% of the Fair Market Value. Re-granted Options, or Options which are canceled and then re-granted covering such canceled Options, will, for purposes of this Section 6, be deemed to have been granted on the date of the re-granting.

7.  Exercise of Options.

(a)  An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, (iii) the Optionee has agreed to be bound by the terms, provisions and conditions of any applicable stockholders’ agree-ment, and (iv) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee’s payment to the Company of the amount that is necessary for the Company or the Subsidiary employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. Unless further limited by the Committee in any Option, the exercise price of any Shares purchased pursuant to the exercise of such Option shall be paid in cash, by certified or official bank check, by money order, with Shares or by a combination of the above; provided, however, that the Committee in its sole discretion may accept a personal check in full or partial payment of any Shares. The Company in its sole discretion may, on an individual basis or pursuant to a general program established by the Committee in connection with this Plan, lend money to an Optionee to exercise all or a portion of the Option granted hereunder. If the exercise price is paid in whole or part with the Optionee’s promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at a rate no less than the rate of interest payable by the Company to its principal lender, and (iv) contain such other terms as the Committee in its sole discretion shall require.

(b)  No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

(c)  Any Option may, in the discretion of the Committee, be exercised pursuant to a “cashless” or “net issue” exercise. In lieu of exercising the Option as specified in subsection (a) above, the Optionee may pay in whole or in part with Shares, the number of which shall be determined by dividing (a) the aggregate Fair Value of such Shares otherwise issuable upon exercise of the Option minus the aggregate Exercise Price of such Option by (b) the Fair Value of one such Share, or the Optionee may pay in whole or in part through a reduction in the number of Shares received through the exercise of the Option equal to the quotient of the (a) aggregate Fair Value of all the Shares issuable upon exercise of the Option minus the aggregate Exercise Price of such Option (b) divided by the Fair Value of one such share. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Option is exercised.

8.  Exercisability of Options. Any Option shall become exercisable in such amounts, at such intervals, upon such events or occurrences and upon such other terms and conditions as shall be provided in an individual Option agreement evidencing such Option, except as otherwise provided in Section 5(b) or this Section 8.

(a)  The expiration date(s) of an Option shall be determined by the Committee at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date of grant of the Option.

(b)  Unless otherwise expressly provided in any Option as approved by the Committee, notwithstanding the exercise schedule set forth in any Option, each outstanding Option, may, in the sole discretion of the Committee, become fully exercisable upon the date of the occurrence of any Change of Control, but, unless otherwise expressly provided in any Option, no earlier than six months after the date of grant, and if and only if Optionee is in the employ of the Company on such date.

(c)  The Committee may in its sole discretion accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

9.  Termination of Option Period.

(a)  Unless otherwise expressly provided in any Option, the unexercised portion of any Option shall automatically and without notice immediately terminate and become forfeited, null and void at the time of the earliest to occur of the following:

(i)  three months after the date on which the Optionee’s employment is terminated for any reason other than by reason of (A) Cause, (B) the termination of the Optionee’s employment with the Company by such Optionee following less than 60 days’ prior written notice to the Company of such termination (an “Improper Termination”), (C) a mental or physical disability (within the meaning of Section 22(e) of the Code) as determined by a medical doctor satisfactory to the Committee, or (D) death;

(ii)  immediately upon (A) the termination by the Company of the Optionee’s employment for Cause, or (B) an Improper Termination;

(iii)  one year after the date on which the Optionee’s employment is terminated by reason of a mental or physical disability (within the meaning of Code Section 22(e)) as determined by a medical doctor satisfactory to the Committee or the later of three months after the date on which the Optionee shall die if such death shall occur during the one-year period specified herein; or

(iv)  the later of (a) one year after the date of termination of the Optionee’s employment by reason of death of the employee, or (b) three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in Subsection 9(a)(iii) hereof.

(b)  The Committee in its sole discretion may, by giving written notice (“cancellation notice”), cancel effective upon the date of the consummation of any corporate transaction described in Sub-sec-tion 10(d) hereof, any Option that remains unexercised on such date. Such cancellation notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

(c)  Upon termination of Optionee’s employment as described in this Section 9, or otherwise, any Option (or portion thereof) not previously vested or not yet exercisable pursuant to Section 8 of this Plan or the vesting schedule set forth in such Option shall be immediately canceled.

10.  Adjustment of Shares.

(a)  If at any time while this Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split, combination or exchange of Shares (other than any such exchange or issuance of Shares through which Shares are issued to effect an acquisition of another business or entity or the Company’s purchase of Shares to exercise a “call” purchase option), then and in such event:

(i)  appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company’s issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price; and

(ii)  such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

(b)  Subject to the specific terms of any Option, the Committee may change the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee’s sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsection 10(d) hereof, or otherwise.

(c)  Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into or exchangeable for shares of its capital stock of any class, either in connection with a direct or underwritten sale, or upon the exercise of rights or warrants to subscribe therefor or purchase such Shares, or upon conversion of obligations of the Company into such Shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of Shares then subject to outstanding Options granted under this Plan.

(d)  Without limiting the generality of the foregoing, the existence of outstanding Options granted under this Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, reclassifications, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business; (ii) any merger or consolidation of the Company or to which the Company is a party; (iii) any issuance by the Company of debt securities, or preferred or preference stock that would rank senior to or above the Shares subject to outstanding Options; (iv) any purchase or issuance by the Company of Shares or other classes of common stock or common equity securities; (v) the dissolution or liquidation of the Company; (vi) any sale, transfer, encumbrance, pledge or assignment of all or any part of the assets or business of the Company; or (vii) any other corporate act or proceeding, whether of a similar character or otherwise.

(e)  The Optionee shall receive written notice within a reasonable time prior to the consummation of such action advising the Optionee of any of the foregoing. The Committee may, in the exercise of its sole discretion, in such instances declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option.

11.  Transferability. No Option or stock appreciation right granted hereunder shall be sold, pledged, assigned, hypothecated, disposed or otherwise transferred by the Optionee other than by will or the laws of descent and distribution, unless otherwise authorized by the Board, and no Option or stock appreciation right shall be exercisable during the Optionee’s lifetime by any person other than the Optionee.

12.  Issuance of Shares. As a condition of any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

(i)  a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and
(ii)  an agreement and undertaking to comply with all of the terms, restrictions and provisions set forth in any then applicable stockholders’ agreement relating to the Shares, including, without limitation, any restrictions on transferability, any rights of first refusal and any option of the Company to “call” or purchase such Shares under then applicable agreements, and
(iii)  any restrictive legend or legends, to be embossed or imprinted on Share certificates, that are, in the discretion of the Committee, necessary or appropriate to comply with the provisions of any securities law or other restriction applicable to the issuance of the Shares.

13.  Stock Appreciation Rights. The Committee may grant stock appreciation rights to Employees, either or tandem with Options that have been or are granted under the Plan or with respect to a number of Shares on which an Option is not granted. A stock appreciation right shall entitle the holder to receive, with respect to each Share as to which the right is exercised, payment in an amount equal to the excess of the Share’s Fair Market Value on the date the right is exercised over its Fair Market Value on the date the right was granted. Such payment may be made in cash or in Shares valued at the Fair Market Value as of the date of surrender, or partly in cash and partly in Shares, as determined by the Committee in its sole discretion. The Committee may establish a maximum appreciation value payable for stock appreciation rights.

14.  Restricted Stock Awards. The Committee may grant restricted stock awards under the Plan in Shares or denominated in units of Shares. The Committee, in its sole discretion, may make such awards subject to conditions and restrictions, as set forth in the instrument evidencing the award, which may be based on continuous service with the Company or the attainment of certain performance goals related to profits, profit growth, cash-flow or shareholder returns, where such goals may be stated in absolute terms or relative to comparison companies or indices to be achieved during a period of time.

15.  Administration of this Plan.

(a)  This Plan shall be administered by the Committee, which shall consist of not less than two Directors. The Committee shall have all of the powers of the Board with respect to this Plan. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

(b)  Subject to the provisions of this Plan, the Committee shall have the authority, in its sole discretion, to:  (i) grant Options, (ii) determine the exercise price per Share at which Options may be exercised, (iii) determine the Optionees to whom, and time or times at which, Options shall be granted, (iv) determine the number of Shares to be represented by each Option, (v) determine the terms, conditions and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option, (vi) defer (with the consent of the Optionee) or accelerate the exercise date of any Option, and (vii) make all other determinations deemed necessary or advisable for the administration of this Plan, including re-pricing, canceling and regranting Options.

(c)  The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of this Plan. The Committee’s determinations and its interpretation and construction of any provision of this Plan shall be final, conclusive and binding upon all Optionees and any holders of any Options granted under this Plan.

(d)  Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting of the Committee or (ii) without a meeting by the unanimous written approval of the members of the Committee.

(e)  No member of the Committee, or any Officer or Director of the Company or its Subsidiaries, shall be personally liable for any act or omission made in good faith in connection with this Plan.

16.  Incentive Options for 10% Stockholders. Notwithstanding any other provisions of this Plan to the contrary, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its Subsidiary) at the date of grant unless the exercise price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of 10 years from the date such Option is granted.

17.  Interpretation.

(a)  This Plan shall be administered and interpreted so that all Incentive Stock Options granted under this Plan will qualify as Incentive Stock Options under Section 422 of the Code. If any provision of this Plan should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, and this Plan shall be construed and enforced as if such provision had never been included in this Plan.
(b)  This Plan shall be governed by the laws of the State of Florida.

(c)  Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan or affect the meaning or interpretation of any part of this Plan.

(d)  Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

(e)  Time shall be of the essence with respect to all time periods specified for the giving of notices to the company hereunder, as well as all time periods for the expiration and termination of Options in accordance with Section 9 hereof (or as otherwise set forth in an option agreement).

18.  Amendment and Discontinuation of this Plan. Either the Board or the Com-mittee may from time to time amend this Plan or any Option without the consent or approval of the stockholders of the Company; provided, however, that, except to the extent provided in Section 9, no amendment or suspension of this Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

19.  Termination Date. This Plan shall terminate ten years after the date of adoption by the Board of Directors.

APPENDIX A

SHAREHOLDER DISSENTER'S RIGHTS

DISSENTERS’ RIGHTS STATUTES

1607.1301 Dissenters’ rights; definitions.-The following definitions apply to §§ 607.1302 and 607.1320;
(1) “Corporation” means the issuer of the shares held by a dissenting shareholder before the corporate action of the surviving or acquiring corporation by merger or share exchange of that issuer.
(2) “Fair value,” with respect to a dissenter’s shares, means the value of the shares as of the close of business on the day prior to the shareholders’ authorization date, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.
(3) “Shareholders’ authorization date” means the date on which the shareholders’ vote authorizing the proposed action was taken, the date on which the corporation received written consents without a meeting from the requisite number of shareholders in order to authorize the action, or, in the case of a merger pursuant to § 607.1104, the day prior to the date on which a copy of the plan of merger was mailed to each shareholder of record of the subsidiary corporation.

1607.1302 Right of shareholders to dissent.-
(1) Any shareholder of a corporation has the right to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:
(a) Consummation of a plan of merger to which the corporation is a party:
1. If the shareholder is entitled to vote on the merger, or
2. If the corporation is a subsidiary that is merged with its parent under § 607.1104, and the shareholders would have been entitled to vote on action taken, except for the applicability of § 607.110.4;
(b) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange pursuant to § 607.1202, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;
(c) As provided in § 607.0902(11), the approval of a control-share acquisition;
(d) Consummation of a plan of share exchange to which the corporation is a party as the corporation the share of which will be acquired, if the shareholder is entitled to vote on the plan;
(e) Any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:
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1Effective July 1, 1990.

1. Altering or abolishing any preemptive rights attached to any of his shares;
2. Altering or abolishing the voting rights pertaining to any of his shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

3. Effecting an exchange, cancellation or reclassification of any of his shares, when such exchange, cancellation, or reclassification would alter or abolish his voting rights or alter his percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares,
4. Reducing the stated redemption price of any of his redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his shares, or making any of his shares subject to redemption when they are not otherwise redeemable;
5. Making noncumulative, in whole or in part, dividends of any of his preferred shares which had theretofore been cumulative;
6. Reducing the stated dividend preference of any of his preferred shares; or
7. Reducing any stated preferential amount payable on any of his preferred shares upon voluntary or involuntary liquidation; or
(f) Any corporate action taken to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his shares.
(2) A shareholder dissenting from any amendment specified in paragraph (1)(e) has the right to dissent only as to those of his shares which are adversely affected by the amendment.
(3) A shareholder may dissent as to less than all the shares registered in his name. In that event, his rights shall be determined as if the shares as to which he has dissented and his other shares were registered in the names of different shareholders.
(4) Unless the articles of incorporation otherwise provide, this section does not apply with respect to a plan of merger’ 2or share exchange or a proposed sale or exchange of property, to the holders of shares of any class or series which, on the record date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which such action is to be acted upon or to consent to any such action without a meeting were either registered on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by not fewer than 2,000 shareholders.
(5) A shareholder entitled to dissent and obtain payment for his shares under this section may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

1607.1320 Procedure for exercise of dissenters’ rights.-
(1) (a) If a proposed corporate action creating dissenters’ rights under § 607.1302 is submitted to a vote at a shareholders’ meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters’ rights and be accompanied by a copy of ss. 607.1301, 607.1302. and 607.1320. A shareholder who wishes to assert dissenters’ rights shall:
1. Deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated, and
2. Not vote his shares in favor of the proposed action. A proxy or vote against the proposed action does not constitute such a notice of intent to demand payment.
(b) If proposed corporate action creating dissenters’ rights under s. 607.1 302 is effectuated by written consent without a meeting, the corporation shall deliver a copy of ss. 607.1301, 607.1302. and 607.1320 to each shareholder simultaneously with any request for his written consent or, if such a request is not made, within 10 days after the date the corporation received written consents without a meeting from the requisite number of shareholders necessary to authorize the action.

(2) Within 10 days after the shareholders’ authorization date. the corporation shall give written notice of such authorization or consent or adoption of the plan of merger, as the case may be, to each shareholder who filed a notice of intent to demand payment for his shares pursuant to paragraph (1)(a) or, in the case of action authorized by written consent, to each shareholder. excepting any who voted for, or consented in writing to, the proposed action.

(3) Within 20 days after the giving of notice to him, any shareholder who elects to dissent shall file with the corporation a notice of such election, stating his name and address, the number, classes, and series of shares as to which he dissents, and a demand for payment of the fair value of his shares. Any shareholder failing to file such election to dissent within the period set forth shall be bound by the terms of the proposed corporate action. Any shareholder filing an election to dissent shall deposit his certificates for certificated shares with the corporation simultaneously with the filing of the election to dissent. The corporation may restrict the transfer of uncertificated shares from the date the shareholder’s election to dissent is filed with the corporation.

(4) Upon filing a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as provided in this section and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the corporation, as provided in subsection (5), to pay for his shares. After such offer, no such notice of election may be withdrawn unless the corporation consents thereto. However, the right of such shareholder to be paid the fair value of his shares shall cease, and he shall be reinstated to have all his rights as a shareholder as of the riling of his notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to and corporate proceedings that may have been taken in the interim, if;
(a) Such demand is withdrawn as provided in this section;
(b) The proposed corporate action is abandoned or rescinded or the shareholders revoke the authority to effect such action;
(c) No demand or petition for the determination of fair value by a court has been made or filed within the time provided in this section; or
(d) A court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by this section.
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2Note.-The word “or” was substituted by the editors for the word “of’ to correct an apparent typographical error.

(5) Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, or within 10 days after such corporate action is effected, whichever is later (but in no case later than 90 days from the shareholders’ authorization date), the corporation shall make a written offer to each dissenting shareholder who has made demand as provided in this section to pay an amount the corporation estimates to be the fair value for such shares. If the corporate action has not been consummated before the expiration of the 90-day period after the shareholders’ authorization date, the offer may be made conditional upon the consummation of such action. Such notice and offer shall be accompanied by:

(a) A balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date and not more than 12 months prior to the making of such offer; and
(b) A profit and loss statement of such corporation for the 12-month period ended on the date of such balance sheet or if the corporation was not in existence throughout such 12-month period, or the portion thereof during which it was in existence.

(6) If within 30 days after the making of such offer any shareholder accepts the same payment for his shares shall be made within 90 days after the making of such offer or the consummation of the proposed action, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares.

(7) If the corporation fails to make such offer within the period specified therefor in subsection (5) or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of 30 days thereafter, then the corporation, within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date on which such corporate action was effected, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in the county in this state where the registered office of the corporation is located requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting shareholder as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation fails to institute the proceeding as herein provided, any dissenting shareholder may do so in the name of the corporation. All dissenting shareholders (whether or not residents of this state), other than shareholders who have agreed with the corporation as to the value of their shares, shall be made parties to the proceeding as an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident dissenting shareholder either by registered or certified mail and publication or in such other manner as is permitted by law. The jurisdiction of the court is plenary and exclusive. All shareholders who are proper parties to the proceeding are entitled to judgment against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as is specified in the order of their appointment or an amendment thereof. The corporation shall pay each dissenting shareholder the amount found to be due him within 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares.

(8) The judgment may at the discretion of the court include a fair rate of interest, to be determined by the court.

(9) The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom the corporation has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined. materially exceeds the amount which the corporation offered to pay therefor or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.

(10) Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this section, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger they may be held and disposed of as the plan of merger otherwise provides. The shares of the surviving corporation into which the shares of such dissenting shareholders would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.